UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200

Newport Beach, CA 92663

(Address of Principal Executive Offices) (Zip Code)

(855) 766-9463

(Registrant’s telephone number, including area code)

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events

Amaze Holdings, Inc. (formerly Fresh Vine Wine, Inc.) (the “Company”) currently intends to hold its 2025 Annual Meeting of Stockholders on June 12, 2025. The record date for the 2025 Annual Meeting is April 14, 2025. The Company, however, reserves the right to change the meeting date and/or record date. The 2025 Annual Meeting will be held virtually online by means of remote communication. Additional details regarding the exact time and matters to be voted upon at the 2025 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the SEC.

Because the Company did not hold an annual meeting in 2024, and therefore did not provide a deadline for stockholders’ nominations or proposals for consideration at the 2025 Annual Meeting, the Company is filing this Current Report on Form 8-K to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must ensure that such proposal is delivered to or mailed to and received by the Company’s Secretary at 2901 West Coast Highway, Suite 200, Newport Beach, CA 92663 no later than May 9, 2025, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials. Such proposals must comply with all applicable procedures and requirements of Rule 14a-8.

If a stockholder does not submit a proposal for inclusion in the Company’s proxy statement in accordance with Rule 14a-8 but does wish to propose an item of business or submit a director nomination at the 2025 Annual Meeting, then the stockholder must make sure that such proposal or nomination and the related notice comply with all applicable statutes and rules and the Company’s Amended and Restated Bylaws and are received by the Company’s Secretary no later than the close of business on May 22, 2025. Any stockholder proposal and director nomination received after this deadline will be considered untimely and will not be considered at the 2025 Annual Meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than nominees approved by the Board must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZE HOLDINGS, INC.

Date: April 30, 2025	By:	/s/ Michael Pruitt
Michael Pruitt
Chief Executive Officer